GUIDESTONE FUNDS
Supplement dated June 22, 2026
to
Prospectus and Summary Prospectus each dated May 1, 2026,
for the Medium-Duration Bond Fund and Global Bond Fund
This supplement provides new information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.
1.  PORTFOLIO MANAGER UPDATES FOR THE MEDIUM-DURATION BOND FUND AND
GLOBAL BOND FUND
Effective June 30, 2026, Scott A. Darci, Portfolio Manager, CFA, and Bryan C. Hazelton, Portfolio Manager, CFA, of Loomis, Sayles & Company, L.P. (Loomis Sayles) will begin serving as portfolio managers to the firm’s assigned portion of each of the Medium-Duration Bond Fund (MDBF) and Global Bond Fund (GBF).
In the section “Sub-Advisers and Portfolio Managers" for the MDBF and GBF, on pages 90 and 96, respectively, the disclosures for Loomis Sayles are deleted in their entirety and replaced with the following:

Loomis, Sayles & Company, L.P.
Scott A. Darci, CFA Portfolio Manager	Since June 2026
Matthew J. Eagan, CFA Portfolio Manager	Since June 2008
Bryan C. Hazelton, CFA Portfolio Manager	Since June 2026
Brian P. Kennedy Portfolio Manager	Since May 2016
Under the heading “Sub-Advisers” for the MDBF, on page 216, the disclosure for Loomis Sayles is deleted in its entirety and replaced with the following:
Loomis, Sayles & Company, L.P., (Loomis Sayles), One Financial Center, Boston, Massachusetts 02111: Established in 1926, Loomis Sayles managed approximately $417.9 billion in fixed income and equity assets for institutional, high net worth and mutual fund clients as of March 31, 2026. Scott A. Darci, CFA, Matthew J. Eagan, CFA, Bryan C. Hazelton, CFA, and Brian P. Kennedy have primary responsibility for the day-to-day management of Loomis Sayles’ assigned portion of the Medium-Duration Bond Fund. Mr. Darci, Portfolio Manager, has been with Loomis Sayles since 2008 and has over 20 years of investment industry experience. Mr. Eagan, Portfolio Manager, has been with Loomis Sayles since 1997 and has over 35 years of investment industry experience. Mr. Hazelton, Portfolio Manager, has been with Loomis Sayles since 2011 and has over 19 years of investment industry experience. Mr. Kennedy, Portfolio Manager, has been with Loomis Sayles since 1994 and has over 35 years of investment industry experience.
Under the heading “Sub-Advisers” for the GBF, on page 217, the disclosure for Loomis Sayles is deleted in its entirety and replaced with the following:
Loomis, Sayles & Company, L.P., (Loomis Sayles), One Financial Center, Boston, Massachusetts 02111: Established in 1926, Loomis Sayles managed approximately $417.9 billion in fixed income and equity assets for institutional, high net worth and mutual fund clients as of March 31, 2026. Scott A. Darci, CFA, Matthew J. Eagan, CFA, Bryan C. Hazelton, CFA, and Brian P. Kennedy have primary responsibility for the day-to-day management of Loomis Sayles’ assigned portion of the Global Bond Fund. Mr. Darci, Portfolio Manager, has been with Loomis Sayles since 2008 and has over 20 years of investment industry experience. Mr. Eagan, Portfolio Manager, has been with Loomis Sayles
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since 1997 and has over 35 years of investment industry experience. Mr. Hazelton, Portfolio Manager, has been with Loomis Sayles since 2011 and has over 19 years of investment industry experience. Mr. Kennedy, Portfolio Manager, has been with Loomis Sayles since 1994 and has over 35 years of investment industry experience.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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